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                                                                   Exhibit 23.1



                CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTS
                       SCHUHALTER, COUGHLIN & SUOZZO, LLC




We hereby consent to the use in this Registration Statement on Form SB-2 or our report, dated January 28, 1999, appearing in the Prospectus, which is part of the Registration Statement, and to the reference to us under the heading "Experts" in such Prospectus.




/s/ Schuhalter, Coughlin & Suozzo, LLC

Schuhalter, Coughlin & Suozzo, LLC


August 13, 1999